                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                               JOHN HANCOCK TRUST
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                               JOHN HANCOCK TRUST
                               601 Congress Street
                        Boston, Massachusetts 02210-2805

                                                                 October 7, 2005

Dear Variable Annuity and Variable Life Contract Owners:

          Although you are not a shareholder of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust), your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)") (formerly, The Manufacturers Life Insurance Company (U.S.A.)), John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York), John Hancock Life Insurance Company ("JHLICO") or John Hancock Variable Life Insurance Company ("JHVLICO") are invested in subaccounts of separate accounts established by these insurance companies, and each subaccount invests in shares of one of the separate series or Portfolios of the Trust.

          Enclosed please find the Trust's Information Statement regarding the following subadviser changes to the Portfolios named below which became effective August 1, 2005:

Portfolio                   Prior Subadviser(s)                 New Subadviser(s)
---------                   -------------------                 -----------------
International Stock Trust   --Deutsche Asset Management         --Grantham, Mayo, Van Otterloo
                            Investment Services, Ltd ("DeAM")   & Co. LLC  ("GMO")

Managed Trust*              --Capital Guardian Trust Co.        --GMO
                            --Independence Investment LLC
                            --Declaration Management &          --Declaration**
                            Research LLC ("Declaration")

----------
* The Managed Trust employs a multi-manager approach, with each subadviser managing a portion of the Portfolio's assets.

**   Declaration continues to be one of the subadvisers to the Managed Trust.

          Subadvisers for the Portfolios are compensated by the investment adviser, John Hancock Investment Management Services, LLC, out of the advisory fee it receives from each Portfolio. In connection with the above subadviser changes, the advisory fees for the International Stock Trust and the Managed Trust have decreased.

          PLEASE NOTE THAT THE TRUST IS NOT REQUIRED TO OBTAIN SHAREHOLDER APPROVAL, AND IS NOT REQUESTING YOU TO GIVE VOTING INSTRUCTIONS, WITH RESPECT TO THESE SUBADVISER CHANGES. The enclosed Information Statement, however, provides information about the new subadviser and subadvisory agreements.

          If you have any questions regarding the Information Statement, please call one of the following numbers:

--For JHLICO (U.S.A.) variable annuity contracts:    (800) 344-1029
--For JHLICO (U.S.A.) variable life contracts:       (800) 827-4546
--For JHLICO New York variable annuity contracts:    (800) 551-2078
--For JHLICO New York variable life contracts:       (888) 267-7784
--For JHVLICO contracts:                             (800) 576-2227
--For JHLICO (U.S.A.) Retirement Select contracts:   (800) 470-4766

                                        Sincerely,


                                        /s/ JOHN DANELLO
                                        ----------------------------------------
                                        John Danello
                                        Secretary
                                        John Hancock Trust

                               JOHN HANCOCK TRUST
                               601 Congress Street
                        Boston, Massachusetts 02210-2805

                                                                 October 7, 2005

Dear Shareholder:

          Enclosed please find the Information Statement of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) regarding the following subadviser changes to the separate series or Portfolios indicated below which became effective August 1, 2005:

Portfolio                   Prior Subadviser(s)                 New Subadviser(s)
---------                   -------------------                 -----------------
International Stock Trust   --Deutsche Asset Management         --Grantham, Mayo, Van Otterloo
                            Investment Services, Ltd ("DeAM")   & Co. LLC  ("GMO")

Managed Trust*              --Capital Guardian Trust Co.        --GMO
                            --Independence Investment LLC
                            --Declaration Management &          --Declaration
                            Research LLC ("Declaration")

----------
* The Managed Trust employs a multi-manager approach, with each subadviser managing a portion of the Portfolio's assets.

**   Declaration continues to be one of the subadvisers to the Managed Trust.

          Subadvisers for the Portfolios are compensated by the investment adviser, John Hancock Investment Management Services, LLC, out of the advisory fee it receives from each Portfolio. In connection with the above subadviser changes, the advisory fees for the International Stock Trust and the Managed Trust have decreased.

          PLEASE NOTE THAT THE TRUST IS NOT REQUIRED TO OBTAIN SHAREHOLDER APPROVAL, AND IS NOT REQUESTING YOU TO VOTE OR TO SEND A PROXY, WITH RESPECT TO THESE SUBADVISER CHANGES. The enclosed Information Statement, however, provides information about the new subadviser and subadvisory agreements.

          If you have any questions regarding the Information Statement, please call one of the following numbers:

--For JHLICO (U.S.A.) variable annuity contracts:    (800) 344-1029
--For JHLICO (U.S.A.) variable life contracts:       (800) 827-4546
--For JHLICO New York variable annuity contracts:    (800) 551-2078
--For JHLICO New York variable life contracts:       (888) 267-7784
--For JHVLICO contracts:                             (800) 576-2227
--For JHLICO (U.S.A.) Retirement Select contracts:   (800) 470-4766

                                        Sincerely,


                                        /s/ JOHN DANELLO
                                        ----------------------------------------
                                        John Danello
                                        Secretary
                                        John Hancock Trust

                               JOHN HANCOCK TRUST
                               601 Congress Street
                        Boston, Massachusetts 02210-2805

                                   ----------

                     INFORMATION STATEMENT FOR SHAREHOLDERS
                  REGARDING NEW SUBADVISORY AGREEMENTS FOR THE
                   INTERNATIONAL STOCK TRUST AND MANAGED TRUST

                                   ----------

                                  INTRODUCTION

          John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) is a no-load, open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Trust are divided into 83 separate series corresponding to the 83 portfolios (each a "Portfolio," collectively the "Portfolios") which the Trust currently offers.

          John Hancock Investment Management Services, LLC (the "Adviser") serves as investment adviser to the Trust and each of the Portfolios that has a subadviser pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). As adviser to the Trust, the Adviser is responsible for, among other things, administering the business and affairs of the Trust and selecting, contracting with, compensating and monitoring the investment subadvisers which manage the assets of the Portfolios.

          On June 24, 2005, the Board of Trustees of the Trust (the "Board" or "Trustees"), including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser (the "Independent Trustees"), approved new subadvisory agreements appointing Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") as (i) the new subadviser to the International Stock Trust (formerly managed by Deutsche Asset Management Investment Services, Ltd. ("DeAM")) and (ii) a new subadviser to the Managed Trust (replacing two of the Portfolio's three prior subadvisers: Capital Guardian Trust Co. ("CGTC") and Independence Investment LLC ("Independence")). These subadviser changes became effective August 1, 2005.

          The Trust has received an order from the Securities and Exchange Commission ("SEC") permitting the Adviser to enter into subadvisory agreements appointing subadvisers which are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Portfolio), and to change the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisers, without shareholder approval. The Trust is therefore able to engage new subadvisers for Portfolios from time to time without the expense and delays associated with holding a meeting of shareholders. As a condition to the SEC order, the Trust is required to provide shareholders with notice of and information regarding new subadvisory agreements. Because GMO is not an affiliate of the Adviser for purposes of the SEC order, SHAREHOLDERS ARE NOT REQUIRED, AND ARE NOT BEING ASKED BY THE TRUST, TO APPROVE THE NEW SUBADVISORY AGREEMENTS WITH GMO. This Information Statement provides notice of and information regarding the new subadvisory agreements and GMO and is being mailed to shareholders of the International Stock Trust and the Managed Trust on or about October 7, 2005.

          The Trust does not sell its shares directly to the public but generally only to insurance companies and their separate accounts, certain entities affiliated with the insurance companies and trustees of qualified pension and retirement plans ("qualified plans"). Shares of the Trust are sold principally to John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)") (formerly, The Manufacturers Life Insurance Company (U.S.A.)), John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York), John Hancock Life Insurance Company ("JHLICO") and John Hancock Variable Life Insurance Company ("JHVLICO") as the underlying investment media for variable annuity and variable life insurance contracts issued by these insurance companies and to trustees of qualified plans for which John Hancock Distributors LLC ("JH Distributors") (formerly, Manulife Financial Securities, LLC) provides certain administrative services. The ultimate parent entity of each such insurance company and of JH Distributors is Manulife Financial Corporation ("MFC"). MFC and its subsidiaries are collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

                            NEW SUBADVISORY AGREEMENT
                        FOR THE INTERNATIONAL STOCK TRUST

          At its meeting on June 24, 2005, the Board, including all the Independent Trustees, voted to replace DeAM and to approve a new subadvisory agreement appointing GMO as the subadviser to the International Stock Trust and providing for a decrease in the subadvisory fees paid by the Adviser with respect to the International Stock Trust. GMO succeeded DeAM as subadviser to the Portfolio effective August 1, 2005. The Board, including all the Independent Trustees, also approved an amendment to the Advisory Agreement (the "Amended Advisory Agreement") with respect to the International Stock Trust providing for a decrease in advisory fees. The Board's considerations in approving the new subadvisory agreement and the Amended Advisory Agreement are described below under "Evaluation by the Board of Trustees."

          Under the new subadvisory agreement, GMO manages the investment and reinvestment of the assets of the International Stock Trust, subject to the supervision of the Board and the Adviser, and formulates a continuous investment program for the Portfolio consistent with its investment objective and policies. GMO implements such program by purchases and sales of securities and regularly reports thereon to the Adviser and the Board. Except for the change in subadvisory fees described below, the terms of the prior subadvisory agreement with DeAM and the new subadvisory agreement with GMO are substantially the same. See "Additional Information About GMO and the New Subadvisory Agreements -- Description of Prior and New Subadvisory Agreements" below.

CHANGE IN ADVISORY FEES

          In connection with GMO's becoming the subadviser to the Portfolio, the advisory fee rates and the manner of calculating the advisory fee for the International Stock Trust changed effective August 1, 2005. Under the prior Advisory Agreement, the advisory fee was stated as an annual percentage of the current value of the Portfolio's net assets. Under the Amended Advisory Agreement, the advisory fee is determined by applying to the net assets of the Portfolio an annual percentage rate which is calculated based upon the aggregate net assets of the Portfolio and two other John Hancock funds as indicated in the note to the following table. The advisory fee is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for the Portfolio by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust.

          Comparison of Advisory Fees. The following table sets forth the schedules of the annual rates of the advisory fees for the Portfolio under the prior and Amended Advisory Agreements. Under the Amended Advisory Agreement, the advisory fee rates will be the same as under the prior Advisory Agreement at $500 million of net assets but will decrease at all other asset levels.

                                  ADVISORY FEES

          PRIOR ADVISORY AGREEMENT                   AMENDED ADVISORY AGREEMENT
 (RATES APPLIED TO NET ASSETS OF PORTFOLIO)   (RATES APPLIED TO AGGREGATE NET ASSETS)*
-------------------------------------------   ----------------------------------------
   1.200% -- first $20 million;                   0.920% -- first $100 million;
   1.050% -- next $30 million;                    0.895% -- next $900 million;
   0.950% -- next $150 million;                   0.880% -- excess over $1 billion.
   0.950% -- all net assets when net assets
equal or exceed $200 million; and
   0.900% -- all net assets when net assets
equal or exceed $500 million.

----------
* Under the Amended Advisory Agreement, aggregate net assets include the net assets of the International Stock Trust ($725,826,682 at June 30, 2005), the International Stock Fund, a series of John Hancock Funds II ("JHF II") that will be managed by GMO, and the International Core Fund, a series of John Hancock Funds III ("JHF III") that will be managed by GMO (but only for the period during which GMO serves as the subadviser for such other portfolios in addition to the International Stock Trust). The JHF III International Core Fund is expected to become operational in October 2005; the operational date for the JHF II International Stock Fund has not been determined.

          For the fiscal year ended December 31, 2004, the Portfolio paid the Adviser under the prior Advisory Agreement advisory fees of $4,097,283. The advisory fee rates under the prior Advisory Agreement which are set forth in the table reflect an increase of 0.10% at each breakpoint level that became effective on May 1, 2005. If these rates had been in effect for the fiscal year ended December 31, 2004, the Portfolio would have paid advisory fees under the prior Advisory Agreement of $4,589,906. If the Amended Advisory Agreement had been in effect for that year, the Portfolio would have paid the Adviser advisory fees of $4,349,175, a decrease of $240,731 (5.24%) with respect to the fees that would have been paid under the prior Advisory Agreement based on the fee rates set forth in the table.

          Comparison of Expenses. The following table shows (i) the fees and expenses (as a percentage of average net assets) of each share class of the International Stock Trust for the fiscal year ended December 31, 2004 and (ii) the pro forma fees and expenses (as a percentage of average net assets) of each share class of the Portfolio assuming that the decrease in advisory fees under the Amended Advisory Agreement had been in effect for that fiscal year. THE EXPENSE RATIOS BELOW AND THE EXPENSE EXAMPLES WHICH FOLLOW DO NOT REFLECT THE FEES AND EXPENSES OF ANY VARIABLE CONTRACT OR QUALIFIED PLAN THAT MAY USE THE TRUST AS ITS UNDERLYING INVESTMENT MEDIUM. IF SUCH FEES AND EXPENSES WERE REFLECTED, THE EXPENSE RATIOS AND SHAREHOLDER EXPENSES FIGURES WOULD BE HIGHER.

                TRUST ANNUAL EXPENSES - INTERNATIONAL STOCK TRUST
        (as a percentage of average net assets for the fiscal year ended
                               December 31, 2004)

                             PRIOR ADVISORY AGREEMENT             AMENDED ADVISORY AGREEMENT (PRO FORMA)
                     ----------------------------------------   ----------------------------------------
                     SERIES I   SERIES II   SERIES III    NAV   SERIES I   SERIES II   SERIES III    NAV
                     --------   ---------   ----------   ----   --------   ---------   ----------   ----
MANAGEMENT FEE         0.95%      0.95%        0.95%     0.95%    0.90%      0.90%        0.90%     0.90%
RULE 12B-1 FEES        0.05%      0.25%        0.40%     None     0.05%      0.25%        0.40%     None
OTHER EXPENSES         0.16%      0.16%        0.16%     0.16%    0.16%      0.16%        0.16%     0.16%
TOTAL TRUST ANNUAL
   EXPENSES            1.16%      1.36%        1.51%     1.11%    1.11%      1.31%        1.46%     1.06%

          EXAMPLES OF EXPENSES. The following examples are intended to help an investor compare the cost of investing in the Portfolio under the prior Advisory Agreement and the Amended Advisory Agreement. The examples assume that $10,000 is invested in the Portfolio for the time periods indicated and then that the shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that no voluntary expense reimbursements are reflected. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be as follows:

                     PRIOR ADVISORY AGREEMENT               AMENDED ADVISORY AGREEMENT
              -------------------------------------   -------------------------------------
SHARE CLASS   1 Year   3 Years   5 Years   10 Years   1 Year   3 Years   5 Years   10 Years
-----------   ------   -------   -------   --------   ------   -------   -------   --------
NAV            $113      $353      $612     $1,352     $108      $337      $585     $1,294
Series I        118       368       638      1,409     $113       353       612      1,352
Series II       138       431       745      1,635      133       415       718      1,579
Series III      154       477       824      1,802      149       462       797      1,746

CHANGE IN SUBADVISORY FEES

          The subadvisory fee rates for the Portfolio under the prior subadvisory agreement with DeAM and the new subadvisory agreement with GMO are set forth in the table below. Under the new subadvisory agreement with GMO, the subadvisory fee rates will be the same as under the prior agreement at $500 million of net assets but will decrease at all other asset levels. The manner of determining subadvisory fees under the prior and new subadvisory agreements differs in the same way as described above with respect to determining advisory fees under the prior Advisory Agreement and the Amended Advisory Agreement. Under the prior subadvisory agreement, the subadvisory fee was stated as an annual percentage of the current value of the Portfolio's net assets. Under the new subadvisory agreement with GMO, the subadvisory fee is determined by applying to the net assets of the Portfolio an annual percentage rate which is calculated based upon the aggregate net assets of the Portfolio and two other John Hancock funds as indicated in the note to the table. Under both the prior and new subadvisory agreements, subadvisory fees are accrued daily and paid monthly.

                                SUBADVISORY FEES

        PRIOR SUBADVISORY AGREEMENT                   NEW SUBADVISORY AGREEMENT
 (RATES APPLIED TO NET ASSETS OF PORTFOLIO)   (RATES APPLIED TO AGGREGATE NET ASSETS)*
-------------------------------------------   ----------------------------------------
   0.750% -- first $20 million;                   0.470% -- first $100 million;
   0.600% -- next $30 million;                    0.445% -- next $900 million; and
   0.500% -- next $150 million;                   0.430% -- excess over $1 billion.
   0.500% -- all net assets when net assets
equal or exceed $200 million; and
   0.450% -- all net assets when net assets
equal or exceed $500 million.

----------
* Under the new subadvisory agreement, aggregate net assets include the net assets of the International Stock Trust ($725,826,682 at June 30, 2005), the International Stock Fund, a series of JHF II that will be managed by GMO, and the International Core Fund, a series of JHF III that will be managed by GMO (but only for the period during which GMO serves as the subadviser for such other portfolios in addition to the International Stock Trust). The JHF III International Core Fund is expected to become operational in October 2005; the operational date for the JHF II International Stock Fund has not been determined.

          For the fiscal year ended December 31, 2004, the Adviser paid DeAM under the prior subadvisory agreement subadvisory fees of $2,326,348. If the new subadvisory agreement with GMO had been in effect for that year, the Adviser would have paid GMO subadvisory fees of $2,175,009, a decrease of $151,339 (6.51%).

CHANGE IN NON-FUNDAMENTAL INVESTMENT POLICIES

          In connection with approving the new subadvisory agreement with GMO for the International Stock Trust, the Board also approved changing certain non-fundamental investment policies of the Portfolio to reflect GMO's management style. The new investment policies, as set forth in the Supplement dated

June 27, 2005, as amended and restated July 29, 2005, to the Trust's Prospectus dated April 30, 2005, are as follows:

                    The portfolio seeks to achieve its objective by outperforming its benchmark. The portfolio typically invests in a diversified portfolio of equity investments from developed markets other than the U.S. Under normal circumstances, the portfolio invests at least 80% of its assets in equity investments.

                    The subadviser uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

          Stocks     -- valuation, firm quality, and improving fundamentals;

          Countries  -- stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

          Currencies -- export and producer price parity, balance of payments and interest rate differentials.

                    The factors considered by the subadviser and the models it uses may change over time. In using these models to construct the portfolio, the subadviser expects that stock selection will reflect a slight bias for value stocks over growth stocks. The subadviser seeks to manage the portfolio's exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to the portfolio's benchmark.

                    The portfolio intends to be fully invested and generally will not take defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the portfolio may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure;
          (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The portfolio will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the portfolio's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The portfolio may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

                    Benchmark. The portfolio's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

ADDITIONAL INFORMATION

          For additional information about GMO and the prior and new subadvisory agreements for the International Stock Trust, see "Additional Information About GMO and the New Subadvisory Agreements" below.

          For additional information about the Adviser and the prior and Amended Advisory Agreement, see Appendix A ("Additional Information About the Adviser and the Advisory Agreement") to this Information Statement.

                            NEW SUBADVISORY AGREEMENT
                              FOR THE MANAGED TRUST

          At its meeting on June 24, 2005, the Board, including all the Independent Trustees, voted to replace each of CGTC and Independence and to approve a subadvisory agreement appointing GMO as a subadviser to the Managed Trust and providing for a decrease in the subadvisory fees paid by the Adviser with respect to the Managed Trust. GMO succeeded CGTC and Independence as a subadviser to the Portfolio effective August 1, 2005. The Board, including all the Independent Trustees, also approved an amendment to the Advisory Agreement (the "Amended Advisory Agreement") with respect to the Managed Trust decreasing the advisory fee rate. The Board's considerations in approving the new subadvisory agreement and the Amended Advisory Agreement are described below under "Evaluation by the Board of Trustees."

          The Managed Trust employs a multi-manager approach. Prior to August 1, 2005, the Managed Trust had three subadvisers, each employing its own investment approach and independently managing the following respective portions of the Portfolio's assets: CGTC - 50%; Independence - 30%; and Declaration - 20%. Effective August 1, 2005, the Managed Trust has the following two subadvisers, each employing its own investment approach and independently managing the following respective portions of the Portfolio's assets: GMO - 60%; and Declaration - 40%. (All such percentages are approximate and vary pending the quarterly rebalancing of the Portfolio).

          Under the new subadvisory agreement, GMO manages the investment and reinvestment of its portion of the assets of the International Stock Trust, subject to the supervision of the Board and the Adviser, and formulates a continuous investment program for such portion consistent with the Portfolio's investment objective and policies. GMO implements such program by purchases and sales of securities and regularly reports thereon to the Adviser and the Board. Except for the change in subadvisory fees described below, the terms of the prior subadvisory agreements with CGTC and Independence and the new subadvisory agreement with GMO are substantially the same. The subadvisory agreement with Declaration remains unchanged. See "Additional Information About GMO and the New Subadvisory Agreements -- Description of Prior and New Subadvisory Agreements" below.

CHANGE IN ADVISORY FEES

          In connection with GMO's becoming a subadviser to the Portfolio, the advisory fee rate for the Managed Trust changed effective August 1, 2005. Under both the prior Advisory Agreement and the Amended Advisory Agreement, the advisory fee is stated as an annual percentage of the current value of the Portfolio's net assets. The advisory fee is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for the Portfolio by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust.

          Comparison of Advisory Fees. The following table sets forth the schedules of the annual rates of the advisory fees for the Portfolio under the prior and Amended Advisory Agreements.

                                  ADVISORY FEES
                  (AS PERCENTAGES OF AVERAGE ANNUAL NET ASSETS)

   PRIOR ADVISORY AGREEMENT      AMENDED ADVISORY AGREEMENT
-----------------------------   ----------------------------
0.730% -- at all asset levels   0.690% - at all asset levels

          The Managed Trust commenced operations on April 29, 2005 as the successor to a portfolio of John Hancock Variable Series Trust I. Consequently, no advisory fees were paid to the Adviser with respect to the Portfolio for the fiscal year ended December 31, 2004.

          Comparison of Expenses. The following table shows (i) the fees and expenses (as a percentage of average net assets) of each share class of the Managed Trust for the fiscal year ended December 31, 2004 and (ii) the pro forma fees and expenses (as a percentage of average net assets) of each share class of the Portfolio assuming that the decrease in advisory fees under the Amended Advisory Agreement had been in effect for that fiscal year. THE EXPENSE RATIOS BELOW AND THE EXPENSE EXAMPLES WHICH FOLLOW DO NOT REFLECT THE FEES AND EXPENSES OF ANY VARIABLE CONTRACT OR QUALIFIED PLAN THAT MAY USE THE TRUST AS ITS UNDERLYING INVESTMENT MEDIUM. IF SUCH FEES AND EXPENSES WERE REFLECTED, THE EXPENSE RATIOS AND SHAREHOLDER EXPENSES FIGURES WOULD BE HIGHER.

                      TRUST ANNUAL EXPENSES - MANAGED TRUST
           (as a percentage of average net assets for the fiscal year ended December 31, 2004*)

                      PRIOR ADVISORY AGREEMENT*    AMENDED ADVISORY AGREEMENT (PRO FORMA)
                     ---------------------------   --------------------------------------
                     SERIES I   SERIES II    NAV        SERIES I   SERIES II    NAV
                     --------   ---------   ----        --------   ---------   ----
MANAGEMENT FEE         0.73%      0.73%     0.73%         0.69%      0.69%     0.69%
RULE 12B-1 FEES        0.05%      0.25%     None          0.05%      0.25%     None
OTHER EXPENSES         0.04%      0.04%     0.04%         0.04%      0.04%     0.04%
TOTAL TRUST ANNUAL
   EXPENSES            0.82%      1.02%     0.77%         0.78%      0.98%     0.73%

----------
* Expenses for the Managed Trust are based on estimates for the fiscal year ending December 31, 2005. The Managed Trust commenced operations on April 29, 2005 when it succeeded to a portfolio of John Hancock Variable Series Trust I.

          EXAMPLES OF EXPENSES. The following examples are intended to help an investor compare the cost of investing in the Portfolio under the prior Advisory Agreement and the Amended Advisory Agreement. The examples assume that $10,000 is invested in the Portfolio for the time periods indicated and then that the shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that no voluntary expense reimbursements are reflected. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be as follows:

                     PRIOR ADVISORY AGREEMENT               AMENDED ADVISORY AGREEMENT
              -------------------------------------   -------------------------------------
SHARE CLASS   1 Year   3 Years   5 Years   10 Years   1 Year   3 Years   5 Years   10 Years
-----------   ------   -------   -------   --------   ------   -------   -------   --------
NAV            $ 79      $246      $428     $  954     $ 75      $233      $406     $  906
Series I         84       262       455      1,014       80       249       433        966
Series II       104       325       563      1,248      100       312       542      1,201

CHANGE IN SUBADVISORY FEES

          Each of the prior subadvisory agreements with CGTC and Independence, the continuing subadvisory agreement with Declaration and the new subadvisory agreement with GMO provides for different subadvisory fee rates for the portion of the Portfolio managed by the particular subadviser. These rates are set forth in the table below. Under each of the prior subadvisory agreement with Independence and the continuing subadvisory agreement with Declaration, the subadvisory fee is stated as an annual percentage of the current value of the applicable portion of the Portfolio's net assets. Under each of the prior subadvisory agreement with CGTC and the new subadvisory agreement with GMO, the subadvisory fee is determined by applying to the net assets of the Portfolio an annual percentage rate which is calculated based upon the aggregate net assets of the Portfolio and one or more other portfolios of the Trust or other John Hancock funds as indicated in the notes to the table. Under all of these subadvisory agreements, subadvisory fees are accrued daily and paid monthly.

                                SUBADVISORY FEES

PRIOR SUBADVISORY AGREEMENTS       SUBADVISORY FEE RATES FOR PORTIONS OF PORTFOLIO MANAGED
   --CGTC                          0.350% - first $500 million; and 0.300% - excess over
                                   $500 million, of aggregate net assets.*

   --Independence                  0.300% -- first $500 million; 0.26250 - next $500
                                   million; and 0.225% -- excess over $1 billion, of
                                   net assets.

CONTINUING SUBADVISORY AGREEMENT
   --Declaration                   0.150% -- all net assets.

NEW SUBADVISORY AGREEMENT
   --GMO                           0.330% -- first $500 million; 0.310% -- next $500
                                   million; 0.300% -- next $1.5 billion; and 0.290% --
                                   excess over $2.5 billion, of aggregate net assets.**

----------
* Under the prior subadvisory agreement with CGTC, aggregate net assets included the portion of the net assets of the Portfolio managed by CGTC (approximately 50%, or $996,168,293 at June 30, 2005) and the net assets of the Income & Value Trust ($685,129,704 at June 30, 2005), another Portfolio of the Trust managed by CGTC.

** Under the new subadvisory agreement with GMO, aggregate net assets include the portion of the net assets of the Managed Trust (approximately 60%, or $1,196,048,332 at June 30, 2005) that GMO began managing on August 1, 2005, and the net assets of the U.S. Core Fund, a series of John Hancock Funds II ("JHF II") that will be managed by GMO, and the U.S. Core Fund, a series of John Hancock Funds III ("JHF III") that will be managed by GMO (but only for the period during which GMO serves as the subadviser for such other portfolios in addition to its portion of the Managed Trust). The JHF III U.S. Core Fund is expected to become operational in October 2005; the operational date for the JHF II U.S. Core Fund has not been determined.

          The Managed Trust commenced operations on April 29, 2005 as the successor to a portfolio of John Hancock Variable Series Trust I. Consequently, the Adviser paid no subadvisory fees with respect to the Portfolio for the fiscal year ended December 31, 2004.

CHANGE IN NON-FUNDAMENTAL INVESTMENT POLICIES

          In connection with approving the new subadvisory agreement with GMO for the Managed Trust, the Board also approved changing certain non-fundamental investment policies of the Portfolio to reflect GMO's management style and the allocation of the assets of the Portfolio between GMO and Declaration. The new investment policies, as set forth in the Supplement dated June 27, 2005, as amended and restated July 29, 2005, to the Trust's Prospectus dated April 30, 2005, are as follows:

                    The portfolio, a balanced stock and bond portfolio, invests primarily in a diversified mix of: (a) common stocks of large and mid sized U.S. companies, and (b) bonds with an overall intermediate term average maturity.

                    The portfolio employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the portfolio. The portfolio will be rebalanced quarterly so that each subadviser manages the following portion of the portfolio:

          60%* GMO

          40%* Declaration

* Percentages are approximate. Since the portfolio is only rebalanced quarterly, the actual portion of the portfolio managed by each subadviser will vary during each calendar quarter.

                    This allocation methodology may change in the future.

          GMO

                    In managing its portion of the portfolio, GMO seeks to outperform its benchmark; currently, the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

                    GMO typically invests its portion of the portfolio in equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The subadviser defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, GMO invests at least 80% of its portion of the portfolio in investments tied economically to the U.S.

                    The subadviser uses proprietary research and quantitative models to seek out stocks its believes are undervalued or it believes have improving fundamentals. Generally, these stocks trade at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by GMO and the models it uses may change over time.

                    GMO intends that its portion of the portfolio will be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. GMO, in managing its portion of the portfolio, may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

          DECLARATION

               Declaration selects bonds using a combination of proprietary research and quantitative tools. Declaration invests in bonds and bond sectors that it believes are attractively priced based on market fundamentals and technical factors. The subadviser opportunistically emphasizes bonds with yields in excess of Treasury securities.

               Declaration normally has no more than 10% of its bond assets in high yield bonds and normally invests in foreign securities only if U.S. dollar denominated.

               Declaration normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

               The portion of the portfolio managed by Declaration may invest in initial public offerings (IPOs), and other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities and ADRs, certain Exchange Traded Funds
          (ETFs), and certain derivatives (instruments whose value is based on indices or other securities).

ADDITIONAL INFORMATION

          For additional information about GMO and the prior and new subadvisory agreements for the Managed Trust, see "Additional Information About GMO and the New Subadvisory Agreements" below.

          For additional information about the Adviser and the prior and Amended Advisory Agreement, see Appendix A ("Additional Information About the Adviser and the Advisory Agreement") to this Information Statement.

                  SUBADVISORY AND RELATED ARRANGEMENTS WITH GMO

          Effective August 1, 2005, GMO became the subadviser to the Growth & Income Trust, another Portfolio of the Trust, as well as to the International Stock Trust and its portion of the Managed Trust. In addition, GMO is expected to be the subadviser to certain new Portfolios of the Trust (the Growth Trust, Growth Opportunities Trust, International Growth Trust, Intrinsic Value Trust, U.S. Multi Sector Trust and Value Opportunities Trust), to certain funds of John Hancock Funds II and to each of the funds of John Hancock Funds III. These new Trust Portfolios and most of the other John Hancock funds are expected to become operational in October 2005.

          With respect to certain of the Trust Portfolios that are or will be managed by GMO as described above, not including the International Stock Trust or the Managed Trust, as part of the overall business arrangement between the Adviser and GMO under which the Adviser has obtained exclusive rights to certain GMO investment management services for up to five years, the Adviser has agreed that under certain circumstances it (and not the Trust or the particular Trust Portfolio) will pay GMO a specified amount if the GMO subadvisory agreement for a particular Portfolio is terminated or amended within a five year period from the date of its effectiveness. The specified amounts in the case of the subadvisory agreements for these Portfolios range from $1 million to $15 million for a single Portfolio and up to $50 million in the aggregate. The Adviser has also agreed that, subject to its fiduciary duties as an investment adviser to each of these Portfolios and its shareholders, it will not recommend or support any recommendation to the Board of Trustees to terminate the applicable GMO subadvisory agreement or to reduce any of the fees payable thereunder to GMO for a five year period from the date of its effectiveness. Substantially similar agreements (with varying amounts to be paid upon termination) apply with respect to certain of the other John Hancock funds that are or will be advised by the Adviser and subadvised by GMO.

The Trust is not a party to any of these arrangements, and they are not binding upon the Trust, the Trust Portfolios subadvised by GMO or the Board of Trustees. However, these arrangements present certain conflicts of interest because the Adviser has a financial incentive to support the continuation of GMO subadvisory agreements for as long as the termination provisions described above remain in effect. As discussed below, in approving the Amended Advisory Agreement and the new subadvisory agreements with GMO for the International Stock Trust and the Managed Trust, the Board of Trustees, including the Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of the Adviser to GMO. See "Evaluation by the Board of Trustees" below.

                       EVALUATION BY THE BOARD OF TRUSTEES

          At its meeting on March 31, 2005, the Board of Trustees discussed with the Adviser the International Stock Trust's having lagged the performance of its peer group average and benchmark index since DeAM assumed subadvisory responsibilities in November 2002. At the Board's meeting by telephone on May 2, 2005, the Adviser recommended to the Board that the subadviser to the International Stock Trust be replaced. At its June 3, 2005 meeting, the Board noted that the performance of the Managed Trust (including, for periods prior to April 29, 2005 when the Managed Trust commenced operations, its predecessor John Hancock Variable Series Trust I portfolio) over the one and five year periods ended March 31, 2005 had trailed its peer group average and benchmark index, after fees, and requested the Adviser to present a proposal for a new subadviser or subadvisers for the Managed Trust. At the Board's meeting on June 24, 2005, the Adviser recommended to the Board that two of the three subadvisers to the Managed Trust (CGTC and Independence) be replaced. At that meeting, as stated above, the Board, including all the Independent Trustees, approved the new subadvisory agreements with GMO, and the Amended Advisory Agreement providing for a decrease in advisory fees, for these Portfolios.


          The Board, including the Independent Trustees, is responsible for selecting the Trust's investment adviser, approving the Adviser's selection of Portfolio subadvisers and approving the Trust's advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust's advisory and subadvisory arrangements, including consideration of the six factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The six factors regularly considered by the Board are:

          1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Portfolios;

          2. the investment performance of the Portfolios and their subadvisers;

          3. the extent to which economies of scale would be realized as a Portfolio grows;

          4. whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

          5. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the Adviser's relationship with the Trust; and

          6. comparative services rendered and amounts paid under other advisory agreements of the same or other advisers with other funds or other types of advisory clients (e.g., pension funds and other institutional investors).

          The Board believes that information relating to all six factors is relevant to its evaluation of the Trust's advisory agreements. With respect to its evaluation of subadvisory agreements, the Board believes that, in view of the Trust's "manager-of-managers" advisory structure: factors (1), (2) and (6) are of primary relevance; factors (3) and (4) generally are less important because subadvisory fees are paid to subadvisers by the Adviser and not by the Portfolios and because the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length; and factor (5) generally should not require attention except in those circumstances in which comparative fee information considered in connection with factor (6) indicates that the subadvisory fees will materially exceed those normally charged under comparable circumstances.

          In evaluating subadvisory arrangements, the Board also considers other material business relationships which unaffiliated subadvisers may have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser.

          Approval of Amended Advisory Agreement. In approving the Amended Advisory Agreement between the Trust and the Adviser with respect to the International Stock Trust and the Managed Trust at its June 24, 2005 meeting, and with reference to the six factors which it regularly considers, the Board:

          (1) -- considered (a) the high value to the Trust of continuing its long relationship with the Adviser as the Trust's investment adviser, the skills and competency with which the Adviser has in the past managed the Trust's affairs and its subadvisory relationships, the Adviser's oversight and monitoring of the subadviser's investment performance and compliance programs, including its timeliness in responding to performance issues, and the qualifications of the Adviser's personnel; (b) the Adviser's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments; and (c) the Adviser's administrative capabilities, including its ability to supervise the other service providers for the Portfolios; and concluded that the Adviser may reasonably be expected to continue ably to perform its services under the Advisory Agreement with respect to the International Stock Trust and the Managed Trust;

          (2) -- reviewed the investment performance of the International Stock Trust and the Managed Trust; the comparative performance of their benchmark indices and comparable funds (i.e., funds having approximately the same investment objectives and amounts of assets as the respective Portfolios); and the Adviser's analysis of such performance and its plans and recommendations regarding the Trust's subadvisory arrangements with respect to each of the Portfolios; and concluded that each of the Portfolios has not performed within a range that the Board deemed competitive, that the Adviser has identified this concern and recommended the ameliorative action of a subadviser change for each Portfolio, and that the Adviser may reasonably be expected to continue ably to monitor the performance of the Portfolios and their new subadviser;

          (3) and (4) -- reviewed the Trust's advisory fee structure with respect to the International Stock Trust and the Managed Trust, including the incorporation therein of any subadvisory fee breakpoints, and concluded that the new subadvisory arrangements with GMO are the product of arms-length negotiations between the Adviser and GMO, the advisory fee structure for the International Stock Trust reflects subadvisory fee breakpoints that will permit shareholders to benefit from economies of scale through reduced advisory fee rates as Portfolio assets grow, and the advisory fee structures for each of the International Stock Trust and the Managed Trust will benefit shareholders of the respective Portfolios through decreased advisory fees under the Amended Advisory Agreement; in addition, with respect to the Trust's advisory fee structure generally, the Board had discussions with the Adviser concerning, and the Adviser has undertaken to submit to the Board at its September 2005 meeting a proposal for implementing, a voluntary waiver of advisory fees that would amount to 0.02% of that portion of the Trust's aggregate net assets that exceed $50 billion and that would become effective January 1, 2006;

          (5) - (a) reviewed the financial statements of the Adviser and JHLICO (U.S.A.) and considered (i) an analysis presented by the Adviser regarding the net profitability to Manulife Financial of the pension and variable insurance products for which the Trust serves as the underlying investment medium, and
(ii) the representation by each of JHLICO (U.S.A.), JHLICO New York and JHVLICO that the fees and charges deducted under their variable insurance contracts (including the fees and expenses of the Trust), in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by such companies; (b) reviewed the profitability of the Adviser's relationship with the International Stock Trust and the Managed Trust in terms of the total amount of annual advisory fees to be received with respect to each of the Portfolios and whether the Adviser has the financial ability to continue to provide a high level of services to the Portfolios; (c) considered that the Adviser derives reputational and other indirect benefits from providing advisory services to the Portfolios, and (d) noted that the Adviser pays the subadvisory fees out of the advisory fees it receives from the Portfolios; and concluded that the advisory fees to be paid by the Trust with respect to each of the International Stock Trust and the Managed Trust under the Amended Advisory Agreement are not unreasonable in light of such information; and

          (6) -- reviewed comparative information with respect to the advisory fee rates and concluded that the advisory fees with respect to each of the International Stock Trust and the Managed Trust under the Amended Advisory Agreement are within the range of those incurred by other, comparable funds and that the advisory structures for these Portfolios are thus competitive within the industry.

          Approval of Subadvisory Agreements with GMO. In making its determination with respect to the new subadvisory agreements with GMO, and with reference to the factors described above that the Board generally considers in reviewing subadvisory agreements, the Board reviewed: (i) information relating to the subadviser's business; (ii) the investment performance of comparable funds managed by the subadviser; (iii) the subadvisory fee for each of the Portfolios and comparative fee information; and (iv) information relating to any material relationships that GMO may have with the Adviser or its affiliates.

          The Board's decision to approve the subadvisory agreements with GMO was based on a number of determinations, including the following:

(1) GMO has extensive experience and demonstrated skills as a manager with respect to equity securities and in using a variety of investment strategies and may be expected to provide a high quality of investment management services and personnel to each of the Portfolios;

(2) Although not without variation, the current and historical performance of comparable funds managed by GMO (and the institutional composites representing these strategies) has generally exceeded the performance of the Portfolios and their respective benchmark indices; and

(3) The subadvisory fees with respect to the Portfolios are the products of arms-length negotiation between the Adviser and GMO, are lower at almost all asset levels than under the prior subadvisory agreements, and are within industry norms.

          In addition, the Board reviewed the overall business arrangement between the Adviser and GMO described above under "Subadvisory and Related Arrangements with GMO." As part of this arrangement, the Adviser has obtained exclusive rights to certain GMO investment management services for up to five years and has agreed that, under certain circumstances and with respect to each of certain Portfolios of the Trust, not including the International Stock Trust or the Managed Trust, and other John Hancock funds managed or to be managed by GMO, the Adviser (and not the Trust or particular Trust Portfolio or other John Hancock fund) will pay GMO a specified amount if the GMO subadvisory agreement for the particular Trust Portfolio or other John Hancock fund is terminated or amended within a five year period from the date of its effectiveness. The Adviser has also agreed that, subject to its fiduciary duties as an investment adviser to each of these Trust Portfolios and other John Hancock funds and their respective shareholders, the Adviser will not recommend or support any recommendation to the Board of Trustees of the Trust or of other John Hancock funds to terminate such a GMO subadvisory agreement or to reduce any of the fees payable thereunder to GMO for a five year period from the date of its effectiveness. The Board considered the potential conflicts of interest related to the overall business arrangement between the Adviser and GMO, particularly the potential conflict of interest between the Adviser's fiduciary duties in managing subadvisory arrangements to act in the best interests of each Trust Portfolio and its shareholders and the Adviser's financial incentive to support the continuation of these GMO subadvisory agreements for as long as the termination provisions described above remain in effect. The Board concluded that, notwithstanding the potential conflicts of interest, approval of the Amended Advisory Agreement and the GMO subadvisory agreements for the International Stock Trust and the Managed Trust is in the best interests of shareholders and contract owners in view of the benefits to shareholders and contract owners generally expected from the exclusive rights to certain GMO investment management services obtained by the Adviser for the benefit of certain Portfolios of the Trust and other John Hancock funds, the benefits to each of the International Stock Trust and the Managed Trust expected from the subadvisory services of GMO, the agreement in the arrangements with GMO that they are subject to the Adviser's fiduciary duties and the Board's ability to monitor potential conflicts.

                        ADDITIONAL INFORMATION ABOUT GMO
                       AND THE NEW SUBADVISORY AGREEMENTS

MANAGEMENT AND CONTROL OF GMO

          GMO is a Massachusetts limited liability company founded in 1977 that provides investment advisory services to, among others, institutional investors such as pension plans, endowments, foundations and mutual funds. Its principal offices are located at 40 Rowes Wharf, Boston, Massachusetts 02110. Jeremy Grantham, Richard Mayo, and Eyk Van Otterloo each own 10 percent or more of the outstanding voting securities of GMO. The business address of each such 10 percent owner is 40 Rowes Wharf, Boston, Massachusetts 02110.

          The names of the principal executive officers and directors of GMO and their principal occupations are set forth below. The business address of each such person, unless otherwise stated, is 40 Rowes Wharf, Boston, Massachusetts 02110.

NAME AND ADDRESS      POSITION WITH GMO                PRINCIPAL OCCUPATION
----------------      -----------------                --------------------
R. Jeremy Grantham    Founding Member; Chairman and    Founding Member
                      GMO LLC Board Member

Scott Eston           Member; Executive Committee      Chief Operations Officer
                      Chairman; Chief Operation
                      Officer

Christopher Darnell   Member; GMO LLC Board Member;    Investment Director
                      Investment Director

Arjun B. Divecha      Member; GMO LLC Board            Investment Director
                      Member; Executive Committee
                      Member; Investment Director

Jon L. Hagler         Member; GMO LLC Board Member     Board Member

Benjamin Inker        Member; Executive Committee      Investment Director
                      Member; Investment Director

Bevis Longstreth      GMO LLC Board Member             Board Member

John Rosenblum        Member; GMO LLC Board Member     Board Member

Ann Spruill           Member; GMO LLC Board            Investment Director
                      Member; Executive Committee
                      Member; Investment Director

Anthony Ryan          Member; Executive Committee      Director of Global Sales
                      Member                           and Marketing

Eyk Van Otterloo      Founding Member; GMO LLC Board   Founding Member
                      Member

DESCRIPTION OF PRIOR AND NEW SUBADVISORY AGREEMENTS

          The terms of the prior subdavisory agreements with DeAM for the International Stock Trust and with CGTC and Independence for the Managed Trust and the new subadvisory agreements with GMO for these Portfolios (collectively, the "Subadvisory Agreements") are substantially the same except for the changes in subadvisory fee rates and the manner of determining subadvisory fees described above and as otherwise described herein.

          Duties of the Subadviser. Under the Subadvisory Agreements, each subadviser manages the investment and reinvestment of the assets (or portion of the assets) of the applicable Portfolio, subject to the supervision of the Board of Trustees, and formulates a continuous investment program for the Portfolio consistent with its investment objective and policies. The subadviser implements such program by purchases and sales of securities and regularly reports thereon to the Adviser and the Board of Trustees. At its expense, the subadviser furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

          While under all the Subadvisory Agreements the subadviser agrees to vote proxies with respect to portfolio securities on behalf of the applicable Portfolio, under the new subadvisory agreements GMO expressly disclaims any obligation to take action with respect to class actions or other legal actions concerning portfolio securities, except to forward documentation to the Adviser.

          Compensation. As compensation for its services, the subadviser receives a fee from the Adviser. The schedules of the annual rates of, and the manners of calculating, the subadvisory fees under the prior subadvisory agreements and the new subadvisory agreements with GMO for the International Stock Trust and the Managed Trust are set forth above under, respectively, "New Subadvisory Agreement for the International Stock Trust - Change in Subadvisory Fees" and "New Subadvisory Agreement for the Managed Trust - Change in Subadvisory Fees." THE SUBADVISORY FEE FOR EACH PORTFOLIO IS PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND IS NOT AN ADDITIONAL CHARGE TO THE PORTFOLIO.

          Terms of the Subadvisory Agreements. Although the initial term of each of the prior subadvisory agreements was two years and the initial term of each of the new subadvisory agreements with GMO is five years, in each case from the date of its effectiveness, each of the Subadvisory Agreements continues in effect as to the Portfolio for a period no more than two years from such effective date and thereafter only if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Independent Trustees.

          Any required shareholder approval of any continuance of any of the Subadvisory Agreements is effective with respect to the applicable Portfolio if a majority of the outstanding voting securities of the Portfolio votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the agreement or (b) all of the Portfolios of the Trust.

          If the outstanding voting securities of a Portfolio fail to approve any continuance of a Subadvisory Agreement for the Portfolio, the subadviser is required under the prior subadvisory agreements, and may under the new subadvisory agreements with GMO, continue to act as investment subadviser with respect to the Portfolio pending the required approval of the continuance of the agreement or a new agreement with either that party or a different subadviser, or other definitive action.

          Termination of the Subadvisory Agreements. The Subadvisory Agreements provide that they may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements and, as applicable, to the Trust. The following parties or others may terminate the agreements:

     -    the Board of Trustees of the Trust;

     - the holders of a majority of the outstanding voting securities of the Portfolio;

     -    the Adviser; and

     -    the subadviser.

          Each of the Subadvisory Agreements automatically terminates in the event of its assignment.

          Amendments to the Subadvisory Agreements. The Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Independent Trustees of the Trust.

          The required shareholder approval of any amendment shall be effective with respect to the applicable Portfolio if a majority of the outstanding voting securities of the Portfolio votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

          As stated above, pursuant to an order received by the Trust from the SEC, the Adviser is permitted to enter into subadvisory agreements appointing subadvisers which are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Portfolio), and to change the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisers, without shareholder approval. The Trust is therefore able to engage non-affiliated subadvisers from time to time without the expense and delays associated with holding a meeting of shareholders. GMO is not an affiliate of the Adviser for purposes of this SEC order.

          Liability of the Subadvisers. Under each of the Subadvisory Agreements, neither the subadviser nor any of its partners or employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from its acts or omissions as subadviser to the applicable Portfolio, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the subadviser or any of its partners or employees.

          Prior Approvals of Subadvisory Agreements. The new subadvisory agreements with GMO, which are dated July 29, 2005, were approved by the Board of Trustees (including a majority of the Independent Trustees) on June 24, 2005. The prior subadvisory agreements with DeAM dated November 23, 2002, CGTC dated January 25, 1999 as amended April 29, 2005, and Independence dated April 29, 2005 were most recently approved by the Board (including a majority of the Independent Trustees) on June 3, 2005 in connection with the annual renewals thereof. The prior subadvisory agreement with DeAM was approved by the initial sole shareholder of the International Stock Trust, and the prior subadvisory agreements with CGTC and Independence were approved by the initial sole shareholder of the Managed Trust, in connection with the organizations of these Portfolios.

OTHER INVESTMENT COMPANIES ADVISED BY GMO

          GMO currently acts as adviser or subadviser to the following registered investment companies or series thereof having similar investment objectives and policies to those of the International Stock Trust. The table below also states the size of each such fund as of June 30, 2005 and the current advisory fee rate for each fund as a percentage of average daily net assets (or otherwise as indicated below).

                                             ASSETS
NAME OF FUND                              AS OF 6/30/05     ADVISORY FEE RATE
------------                             --------------     -----------------
GMO International Disciplined Equity     $  832,359,572     0.40% at all asset levels(1)
Fund
GMO International Intrinsic Value Fund   $4,668,842,763     0.54% at all asset levels(2)
GMO International Growth Fund            $2,110,466,603     0.54% at all asset levels(3)
GMO Developed World Stock Fund                      N/A(4)  0.47% at all asset levels(5)
GMO Global Growth Fund                   $   64,735,914     0.47% at all asset levels(6)

GMO Foreign Fund                         $5,717,256,749     0.60% at all asset levels(7)
GMO Tax-Managed International Equities   $  584,374,762     0.54% at all asset levels(2)
Fund
GMO International Core Equity Fund                  N/A(4)  0.38% at all asset levels(8)
GMO International Growth Equity Fund                N/A(4)  0.52% at all asset levels(8)
CWV International Equity Fund            $  375,469,018     0.45% of the first $250 million,
                                                            0.425% of the next $250 million
                                                            and 0.40% of the excess over
                                                            $500 million.
CVS Calvert Social International Fund    $   17,619,792     0.45% of the first $250 million,
                                                            0.425% of the next $250 million
                                                            and 0.40% of the excess over
                                                            $500 million.

----------
(1) GMO has contractually agreed to reimburse this fund with respect to certain fund expenses at least through October 31, 2005 to the extent the fund's total annual operating expenses (not including shareholder service fees and certain other expenses) exceed 0.40% of the fund's average daily net assets. For the fiscal year ended February 28, 2005, the advisory fee rate after expense reimbursements was 0.26%.

(2) GMO has contractually agreed to reimburse each of these funds with respect to certain fund expenses at least through June 30, 2006 to the extent the fund's total annual operating expenses (not including shareholder service fees and certain other expenses) exceed 0.54% of the fund's average daily net assets. For the fiscal year ended February 28, 2005, the advisory fee rate after expense reimbursements was 0.47% for the GMO International Intrinsic Value Fund and 0.38% for the GMO Tax-Managed International Equities Fund.

(3) GMO has contractually agreed to reimburse this fund with respect to certain fund expenses at least through October 31, 2005 to the extent the fund's total annual operating expenses (not including shareholder service fees and certain other expenses) exceed 0.54% of the fund's average daily net assets. For the fiscal year ended February 28, 2005, the advisory fee rate after expense reimbursements was 0.45%.

(4)  As of June 30, 2005, this fund had not yet commenced operations.

(5) GMO has contractually agreed to reimburse this fund with respect to certain fund expenses at least through June 30, 2006 to the extent the fund's total annual operating expenses (not including shareholder service fees and certain other expenses) exceed 0.47% of the fund's average daily net assets. As of the fiscal year ended February 28, 2005, the fund had not yet commenced operations and, accordingly, information regarding the fund's advisory fee rate after expense reimbursements for its most recently completed full fiscal year is not yet available.

(6) GMO has contractually agreed to reimburse this fund with respect to certain fund expenses at least through October 31, 2005 to the extent the fund's total annual operating expenses (not including shareholder service fees and certain other expenses) exceed 0.47% of the fund's average daily net assets. As of the fiscal year ended February 28, 2005, the fund had not yet operated for a full fiscal year and, accordingly, information regarding the fund's advisory fee rate after expense reimbursements for its most recently completed full fiscal year is not yet available.

(7) GMO has contractually agreed to reimburse this fund with respect to certain fund expenses at least through June 30, 2006 to the extent the fund's total annual operating expenses (not including shareholder service fees and certain other expenses) exceed 0.60% of the fund's average daily net assets. For the fiscal year ended February 28, 2005, the advisory fee rate after expense reimbursements was 0.54%.

(8) GMO has contractually agreed to reimburse each of the GMO International Core Equity Fund and GMO International Growth Equity Fund with respect to certain fund expenses at least through June 30, 2006 to the extent the fund's total annual operating expenses (not including shareholder service fees and certain other expenses) exceed 0.38% and 0.52%, respectively, of the fund's average daily net assets. As of the fiscal year ended February 28, 2005, neither fund had commenced operations and, accordingly, information regarding each fund's advisory fee rate after expense reimbursements for its most recently completed full fiscal year is not yet available.

          GMO currently acts as adviser or subadviser to the following registered investment companies or series thereof having similar investment objectives and policies to those of the portion of the Managed Trust that is managed by GMO. The table below also states the size of each such fund as of June 30, 2005 and the current advisory fee rate for each fund as a percentage of average daily net assets (or otherwise as indicated below).

                                         ASSETS
NAME OF FUND                          AS OF 6/30/05     ADVISORY FEE RATE
------------                         --------------     -----------------
GMO U.S. Core Fund                   $5,431,680,180     0.33% at all asset levels(1)
GMO Tobacco-Free Core Fund           $  359,384,574     0.33% at all asset levels(2)
GMO U.S. Quality Equity Fund         $1,712,440,499     0.33% at all asset levels(2)
GMO Tax-Managed U.S. Equities        $   87,819,213     0.33% at all asset levels(2)
   Fund
GMO U.S. Core Equity Fund                       N/A(3)  0.31% at all asset levels(4)
Growth & Income Trust, a series of   $1,317,213,364     0.780% -- first $500 million;
   John Hancock Trust                                   0.760% -- next $500 million;
                                                        0.750% -- next $1.5 billion;
                                                        and 0.740% -- excess over
                                                        $2.5 billion of aggregate
                                                        net assets.(5)

----------
(1) GMO has contractually agreed to reimburse this fund with respect to certain fund expenses at least through October 31, 2005 to the extent the fund's total annual operating expenses (not including shareholder service fees and certain other expenses) exceed 0.33% of the fund's average daily net assets. For the fiscal year ended February 28, 2005, the advisory fee rate after expense reimbursements was 0.31%.

(2) GMO has contractually agreed to reimburse each of these funds with respect to certain fund expenses at least through June 30, 2006 to the extent the fund's total annual operating expenses (not including shareholder service fees and certain other expenses) exceed 0.33% of the fund's average daily net assets. For the fiscal year ended February 28, 2005, the advisory fee rate after expense reimbursements was 0.29% for the GMO Tobacco-Free Core Fund, 0.29% for the GMO U.S. Quality Equity Fund and 0.25% for the GMO Tax-Managed U.S. Equities Fund.

(3)  As of June 30, 2005, this fund had not yet commenced operations.

(4) GMO has contractually agreed to reimburse this fund with respect to certain fund expenses at least through June 30, 2006 to the extent the fund's total annual operating expenses (not including shareholder service fees and certain other expenses) exceed 0.31% of the fund's average daily net assets. As of the fiscal year ended February 28, 2005, the fund had not yet commenced operations and, accordingly, information regarding the fund's advisory fee rate after expense reimbursements for its most recently completed full fiscal year is not yet available.

(5) Aggregate net assets include the net assets of the Growth & Income Trust, the portion of the net assets of the Managed Trust (approximately 60%, or $1,196,048,332 at June 30, 2005), another Portfolio of the Trust, that is managed by GMO (as of August 1, 2005), the net assets of the U.S. Core Fund, a series of John Hancock Funds II ("JHF II") that will be managed by GMO, and the net assets of the U.S. Core Fund, a series of John Hancock Funds III ("JHF III") that will be managed by GMO (but only for the period during which GMO serves as the subadviser for such other portfolios in addition to the Growth & Income Trust). The JHF III U.S. Core Fund is expected to become operational in October 2005; the operational date for the JHF II U.S. Core Fund has not been determined.

                                                                      APPENDIX A

                             ADDITIONAL INFORMATION
                  ABOUT THE ADVISER AND THE ADVISORY AGREEMENT

          This Appendix provides additional information about the Adviser, the prior Advisory Agreement and the Amended Advisory Agreement. The prior Advisory Agreement and the Amended Advisory Agreement are identical except with respect to the advisory fee changes described in the Information Statement. For convenience, the agreements are collectively referred to as the "Advisory Agreement" in the following description.

DUTIES OF THE ADVISER AND EXPENSES PAID BY THE ADVISER.

          Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

          - office space and all necessary office facilities and equipment, and

          - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

          The Adviser, at the Trust's expense, performs all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser also furnishes to the Trust, at the Trust's expense, any personnel and office facilities necessary for these functions.

          The Adviser pays the cost of any advertising or sales literature relating solely to the Trust and the cost of printing and mailing prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

          In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust Portfolios. The Adviser monitors the compliance of the subadvisers with the investment objectives and related policies of the Portfolios which they subadvise, and reviews the performance of the subadvisers and reports periodically on such performance to the Trustees.

          For its services, the Adviser receives an advisory fee from the Trust for each Portfolio. The advisory fees for the International Stock Trust and the Managed Trust are described above under, respectively, "New Subadvisory Agreement for the International Stock Trust -- Change in Advisory Fees" and "New Subadvisory Agreement for the Managed Trust -- Change in Advisory Fees."

ADDITIONAL INFORMATIONAL ABOUT THE ADVISER

          MANAGEMENT AND CONTROL OF THE ADVISER. The Adviser is a Delaware limited liability company having its principal offices at 601 Congress Street, Boston, Massachusetts 02210. It is a wholly-owned subsidiary of JHLICO (U.S.A.) and an indirect wholly owned subsidiary of MFC. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

          JHLICO (U.S.A.) is the managing member of the Adviser. Officers of JHLICO (U.S.A.) having executive or authorized signing authority for the Adviser are: John D. DesPrez III, Chairman; James P. O'Malley, President; Marc Constantini, Senior Vice President and Chief Financial Officer; Joseph Scott, Vice President and Chief Administrative Officer; and Emanuel Alves, Vice President and Secretary.

          PAYMENTS TO AFFILIATES

          MFC Global (U.S.A.). MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"), an indirect wholly-owned subsidiary of MFC, was during all or part of the fiscal year ended December 31, 2004 the subadviser to the Trust Portfolios listed below. As compensation for its services, MFC Global (U.S.A.) receives fees from the Adviser computed separately for each such Portfolio. For the fiscal year ended December 31, 2004, the Adviser paid MFC Global (U.S.A.) aggregate subadvisory fees of $7,649,048.

                                   PORTFOLIOS

Pacific Rim Trust            Emerging Growth Trust            500 Index Trust
Quantitative Equity Trust*   Money Market Trust               Lifestyle Aggressive 1000 Trust
Quantitative Mid Cap Trust   Small Cap Index Trust            Lifestyle Growth 820 Trust
Quantitative Value Trust     International Index Trust**      Lifestyle Balanced 640 Trust
Quantitative All Cap Trust   Mid Cap Index Trust              Lifestyle Moderate 460 Trust
Balanced Trust*              Total Stock Market Index Trust   Lifestyle Conservative 280 Trust
Equity Index Trust

----------
* These Portfolios were combined into other Trust Portfolios effective April 30, 2004.

** This Portfolio was combined into a separate series of John Hancock Variable Series Trust I effective June 18, 2004.

          JH Distributors. JH Distributors, an indirect wholly-owned subsidiary of MFC, is the Trust's distributor and principal underwriter. It is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. For the fiscal year ended December 31, 2004, the Trust paid aggregate Rule 12b-1 fees to JH Distributors of $58,309,430. The amounts of such fees allocated to the Series I, Series II and Series III shares of the International Stock Trust are set forth below. The Managed Trust did not commence operations until April 29, 2005.

PORTFOLIO                   SERIES I   SERIES II   SERIES III
---------                   --------   ---------   ----------
International Stock Trust   $478,897    $572,968      $890

          Brokerage Commissions Paid to Affiliated Brokers. For the fiscal year ended December 31, 2004, the Trust paid aggregate brokerage commissions in connection with portfolio transactions of $31,679,586, including the following brokerage commissions paid to the named affiliated brokers in connection with the Portfolios indicated:

                                                             BROKERAGE    % OF  PORTFOLIO'S
                                                            COMMISSIONS    COMMISSIONS FOR
PORTFOLIO                          AFFILIATED BROKER            PAID          THE PERIOD
---------                    ----------------------------   -----------   -----------------
Global Allocation Trust      UBS Securities, LLC(1)           $ 5,289           3.66%
Value Trust                  Morgan Stanley & Co.(2)          $22,052           2.65%
Capital Appreciation Trust   Wachovia Capital Markets(3)      $ 2,690           0.66%
Large Cap Value Trust        Merrill Lynch & Co.(4)           $ 9,331           8.20%

----------
(1) Affiliated due to the position of UBS Global Asset Management as subadviser to the Global Allocation Trust.

(2) Affiliated due to the position of Morgan Stanley Asset Management as subadviser to the Value Trust.

(3) Affiliated due to the position of Jennison Associates LLC as subadviser to the Capital Appreciation Trust.

(4) Affiliated due to the position of Merrill Lynch Investment Managers as subadviser to the Large Cap Value Trust.

          OTHER REGISTERED INVESTMENT COMPANIES ADVISED BY THE ADVISER. The Adviser does not currently act as investment adviser to any registered investment companies other than the Trust and its

Portfolios. The Adviser will be the investment adviser to John Hancock Funds II and its funds and to John Hancock Funds III and its funds, most of which are expected to become operational in October 2005.

ADDITIONAL INFORMATION ABOUT THE ADVISORY AGREEMENT

          EXPENSES PAID BY THE TRUST. The Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or subadvisers have agreed to pay pursuant to the Advisory Agreement or any of the subadvisory agreements. Expenses borne by the Trust include:

          - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,

          - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;

          -    brokers' commissions;

          - issue and transfer taxes on securities transactions to which the Trust is a party;

          -    taxes and fees payable by the Trust;

          - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and

          - costs for printing annual and semi annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

          TERMS OF THE ADVISORY AGREEMENT. The Advisory Agreement will initially continue in effect as to a Portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that Portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a Majority of the Outstanding Voting Securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Independent Trustees.

          Any required shareholder approval of any continuance of the Advisory Agreement shall be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve such continuance even if such continuance may not have been approved by a Majority of the Outstanding Voting Securities of (a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

          Failure of Shareholders to Approve Continuance. If the outstanding voting securities of any Portfolio fail to approve any continuance of the Advisory Agreement, the Adviser may continue to act as investment adviser with respect to such Portfolio pending the required approval of the continuance of such agreement or a new agreement with the Adviser or a different adviser, or other definitive action. The compensation received by the Adviser during such period will be no more than (a) its actual costs incurred in furnishing investment advisory and management services to such Portfolio or (b) the amount it would have received under the Advisory Agreement in respect of such Portfolio, whichever is less.

          Termination of the Agreement. The Advisory Agreement may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to such agreement. The following parties and others may terminate the agreement:

          -    the Trustees of the Trust;

          - the holders of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio, the holders of a majority of the outstanding voting securities of such Portfolio; and

          -    the Adviser.

The Advisory Agreement will automatically terminate in the event of its assignment.

          Amendments to the Agreement. The Advisory Agreement may be amended by the parties thereto provided the amendment is approved by the vote of a Majority of the Outstanding Voting Securities of the

Trust and by the vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees.

          Any required shareholder approval of any amendment shall be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve the amendment, even if the amendment may not have been approved by a Majority of the Outstanding Voting Securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

          Prior Approvals of Advisory Agreement. The Advisory Agreement is dated January 1, 1996, as amended and restated May 1, 1999, was most recently approved by shareholders of the International Stock Trust on March 1, 2005 in connection with an increase in advisory fees and a corresponding decrease in Rule 12b-1 fees, was approved by the initial sole shareholder of the Managed Trust on April 29, 2005 in connection with the organization of that Portfolio, and was most recently approved by the Board (including a majority of the Independent Trustees) with respect to these Portfolios on June 3, 2005 in connection with the annual renewal thereof.